UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23096

Legg Mason ETF Investment Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: December 31, 2018

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	December 31, 2018

WESTERN ASSET

TOTAL RETURN ETF

WBND

Beginning in January 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the Fund intends to no longer mail paper copies of the Fund’s shareholder reports like this one, unless you specifically request paper copies of the reports from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge by contacting your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Legg Mason Funds held in your account with your financial intermediary.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize total return, consistent with prudent investment management and liquidity needs.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Total Return ETF for the period since the Fund’s inception on October 3, 2018 through December 31, 2018.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund net asset value and market price,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

January 31, 2019

II	Western Asset Total Return ETF

Fund overview

Q. What is the Fund’s investment strategy?

A. Western Asset Total Return ETF (the “Fund”) seeks to maximize total return, consistent with prudent investment management and liquidity needs. Under normal market conditions, the Fund will seek its investment objective by investing at least 80% of its assets in a portfolio comprised of fixed income securities, debt instruments, derivatives, equity securities of any type acquired in reorganizations of issuers of fixed income securities or debt instruments (“work out securities”), non-convertible preferred securities, warrants, cash and cash equivalents, foreign currencies, and exchange-traded funds (“ETFs”) that provide exposure to these investments (“Principal Investments”). Debt instruments include loans and similar debt instruments. However, at the Fund’s inception, the Fund expects to invest principally in the Principal Investments except for work out securities, non-convertible preferred stock and warrants.

As part of its 80% policy, the Fund intends to invest in derivatives that (i) provide exposure to the Principal Investments, (ii) are used to risk manage the Fund’s holdings, and/or (iii) are used to enhance returns. The risk management use of derivatives will include managing (i) investment-related risks, (ii) risks due to fluctuations in securities prices, interest rates, or currency exchanges rates, (iii) risks due to the credit-worthiness of an issuer, and (iv) the effective duration of the Fund’s portfolio. The types of derivatives in which the Fund will invest include swaps and security-based swaps, futures and options on futures, currency forwards, and currency options and security options. As a result of the Fund’s use of derivatives and to serve as collateral, the Fund may also hold significant amounts of U.S. Treasury securities, cash and cash equivalents and foreign currencies in which certain derivatives are denominated.

The types of fixed income securities in which the Fund may invest include corporate debt securities, U.S. government securities, asset-backed securities (“ABS”), mortgage-backed securities (“MBS”) (including commercial MBS (“CMBS”), residential MBS (“RMBS”) and non-agency collateralized mortgage obligations (“CMOS”)), collateralized debt obligations (“CDOs”) and mortgage dollar rolls. The fixed income securities and debt instruments in which the Fund may invest may pay fixed, variable or floating rates of interest. The Fund will not invest more than 20% of its portfolio in ABS and non-agency, non-government sponsored enterprise and privately-issued MBS or more than 10% of the Fund’s total assets in CDOs. The Fund will also not invest more than 20% of its total assets in junior loans (e.g., debt instruments that are unsecured and subordinated).

Although the Fund may invest in securities and debt instruments of any maturity, the Fund expects the normal range of the Fund’s effective durationi to be approximately 2 to 9 years.

The Fund may invest up to 30% of its assets in below investment grade fixed income securities or debt instruments. For these purposes, “investment grade” is defined as investments with a rating at the time of purchase in one of the four highest categories of at least one nationally recognized statistical rating organization (“NRSRO”) (e.g., BBB- or higher or Baa3 or higher) or, if unrated, securities that we determined to be

Western Asset Total Return ETF 2018 Annual Report	1

Fund overview (cont’d)

of comparable quality at the time of purchase. Securities rated below investment grade (e.g., BB+ to D or Baa1 to C) or, if unrated, securities that we determined to be of comparable quality at the time of purchase are commonly known as “junk bonds” or “high yield securities.”

The Fund may invest in securities issued by both U.S. and non-U.S. issuers (including issuers in emerging markets), but the Fund will not invest more than 30% of its total assets in securities or debt instruments of non-U.S. issuers or more than 25% of its total assets directly in non-U.S. dollar denominated securities or debt instruments. For purposes of these limitations only, derivatives, warrants and U.S.-listed ETFs that provide indirect exposure to the investments described above will not be counted by the Fund in calculating its holdings in non-U.S. issuers or in non-U.S. dollar denominated securities or debt instruments.

At Western Asset Management Company, LLC (formerly known as Western Asset Management Company) (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sectors. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Information showing the number of days the market price of the Fund’s shares was greater than the Fund’s net asset value (“NAV”) and the number of days it was less than the Fund’s NAV (i.e., premium or discount) for various time periods is available by visiting the Fund’s website at www.leggmason.com/etf.

Looking for additional information?

The Fund’s daily NAV is available on-line at www.leggmason.com/etf. The Fund is traded under the symbol “WBND” and its closing market price is available on most financial websites. In a continuing effort to provide information concerning the Fund, shareholders may call 1-877-721-1926 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Total Return ETF. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company, LLC

January 31, 2019

RISKS The Fund is newly organized, with a limited history of operations. All investments are subject to risk including the possible loss of principal. Fixed-income securities involve interest rate, credit, inflation and reinvestment risks. As interest rates rise, the value of fixed-income securities falls. High-yield securities include greater price volatility, illiquidity and possibility of default. International investments are subject to special risks, including currency fluctuations, social, economic and political

2	Western Asset Total Return ETF 2018 Annual Report

uncertainties, which could increase volatility. These risks are magnified in emerging markets. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance. The use of leverage may increase volatility and possibility of loss. Potential active and frequent trading may result in higher transaction costs and increased investor liability. Asset-backed, mortgage-backed and mortgage-related securities are subject to prepayment and extension risks. Active management and diversification do not ensure gains or protect against market declines. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

[i]

Effective duration is a duration calculation for bonds with embedded options. Effective duration takes into account that expected cash flows will fluctuate as interest rates change. Please note, duration measures the sensitivity of price (the value of principal) of a fixed-income investment to a change in interest rates.

Western Asset Total Return ETF 2018 Annual Report	3

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of December 31, 2018 and does not include derivatives such as written options, futures contracts, forward foreign currency contracts and swap contracts. The composition of the Fund’s investments is subject to change at any time.

*	Represents less than 0.1%

4	Western Asset Total Return ETF 2018 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, such as brokerage commissions paid on purchases and sales of Fund shares; and (2) ongoing costs, management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

This example is based on an investment of $1,000 invested on July 1, 2018 and held for the six months ended December 31, 2018, unless otherwise noted.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]					Based on hypothetical total return[4]
Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[5]
1.19%	$1,000.00	$1,011.90	0.45%	$1.10	5.00%	$1,000.00	$1,022.94	0.45%	$2.29

Western Asset Total Return ETF 2018 Annual Report	5

Fund expenses (unaudited) (cont’d)

[1]	For the period October 3, 2018 (inception date) to December 31, 2018.

[2]

Assume the reinvestment of all distributions, including return of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to the Fund’s respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal period (89), then divided by 365.

[4]	For the six months ended December 31, 2018.

[5]

Expenses (net of fee waivers and/or reimbursements) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

6	Western Asset Total Return ETF 2018 Annual Report

Spread duration (unaudited)

Economic exposure — December 31, 2018

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities

EM	— Emerging Markets

HY	— High Yield

IG Credit	— Investment Grade Credit

MBS	— Mortgage-Backed Securities

WA	— Western Asset

Benchmark	— Bloomberg Barclays U.S. Aggregate Index

Western Asset Total Return ETF 2018 Annual Report	7

Effective duration (unaudited)

Interest rate exposure — December 31, 2018

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities

EM	— Emerging Markets

HY	— High Yield

IG Credit	— Investment Grade Credit

MBS	— Mortgage-Backed Securities

WA	— Western Asset

Benchmark	— Bloomberg Barclays U.S. Aggregate Index

8	Western Asset Total Return ETF 2018 Annual Report

Schedule of investments

December 31, 2018

Western Asset Total Return ETF

Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 31.3%
Communication Services — 3.4%
Diversified Telecommunication Services — 0.8%
AT&T Inc., Senior Notes	3.400%	5/15/25	50,000	$47,083
AT&T Inc., Senior Notes	4.350%	6/15/45	50,000	42,253
Verizon Communications Inc., Senior Notes	3.376%	2/15/25	20,000	19,408
Verizon Communications Inc., Senior Notes	4.329%	9/21/28	70,000	70,288
Verizon Communications Inc., Senior Notes	5.250%	3/16/37	30,000	31,250
Total Diversified Telecommunication Services				210,282
Media — 2.3%
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.125%	5/1/27	30,000	27,942	(a)
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	4.200%	3/15/28	50,000	47,100
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	5.750%	4/1/48	50,000	46,821
Comcast Corp., Senior Notes	4.150%	10/15/28	100,000	101,543
Comcast Corp., Senior Notes	4.700%	10/15/48	30,000	30,327
DISH DBS Corp., Senior Notes	5.875%	11/15/24	40,000	32,200
Myriad International Holdings BV, Senior Notes	4.850%	7/6/27	200,000	191,551	(a)
NBCUniversal Media LLC	4.375%	4/1/21	50,000	51,249
Time Warner Cable LLC, Senior Secured Notes	8.250%	4/1/19	50,000	50,561
Total Media				579,294
Wireless Telecommunication Services — 0.3%
Vodafone Group PLC, Senior Notes	4.375%	5/30/28	50,000	48,503
Vodafone Group PLC, Senior Notes	5.250%	5/30/48	30,000	28,165
Total Wireless Telecommunication Services				76,668
Total Communication Services				866,244
Consumer Discretionary — 1.8%
Automobiles — 0.2%
General Motors Financial Co. Inc., Senior Notes	3.450%	4/10/22	50,000	48,353
Hotels, Restaurants & Leisure — 1.3%
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	4.875%	4/1/27	40,000	37,500
McDonald’s Corp., Senior Notes	3.500%	3/1/27	50,000	48,561
Sands China Ltd., Senior Notes	5.125%	8/8/25	200,000	198,050	(a)
VOC Escrow Ltd., Senior Secured Notes	5.000%	2/15/28	40,000	36,900	(a)
Total Hotels, Restaurants & Leisure				321,011
Household Durables — 0.1%
Lennar Corp., Senior Notes	4.500%	4/30/24	40,000	37,800

See Notes to Financial Statements.

Western Asset Total Return ETF 2018 Annual Report	9

Schedule of investments (cont’d)

December 31, 2018

Western Asset Total Return ETF

Security	Rate	Maturity Date	Face Amount†	Value
Internet & Direct Marketing Retail — 0.2%
Amazon.com Inc., Senior Notes	4.050%	8/22/47	40,000	$39,084
Total Consumer Discretionary				446,248
Consumer Staples — 1.5%
Beverages — 0.7%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.000%	4/13/28	70,000	66,957
Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.439%	10/6/48	50,000	43,178
Diageo Investment Corp., Senior Notes	2.875%	5/11/22	50,000	49,513
Total Beverages				159,648
Food & Staples Retailing — 0.2%
Walmart, Inc., Senior Notes	3.700%	6/26/28	50,000	50,747
Tobacco — 0.6%
BAT Capital Corp., Senior Notes	3.557%	8/15/27	20,000	17,755
BAT Capital Corp., Senior Notes	4.540%	8/15/47	50,000	39,802
Philip Morris International Inc., Senior Notes	2.500%	11/2/22	100,000	96,110
Total Tobacco				153,667
Total Consumer Staples				364,062
Energy — 6.6%
Energy Equipment & Services — 0.2%
Halliburton Co., Senior Notes	3.800%	11/15/25	50,000	48,449
Oil, Gas & Consumable Fuels — 6.4%
Anadarko Petroleum Corp., Senior Notes	4.850%	3/15/21	40,000	40,955
Anadarko Petroleum Corp., Senior Notes	6.600%	3/15/46	50,000	55,209
Apache Corp., Senior Notes	4.250%	1/15/44	50,000	40,257
BP Capital Markets PLC, Senior Notes	3.506%	3/17/25	50,000	49,018
Cimarex Energy Co., Senior Notes	3.900%	5/15/27	50,000	46,397
CNOOC Finance 2015 USA LLC, Senior Notes	4.375%	5/2/28	200,000	203,532
Concho Resources Inc., Senior Notes	4.375%	1/15/25	50,000	49,385
Continental Resources Inc., Senior Notes	4.500%	4/15/23	50,000	49,209
Devon Energy Corp., Senior Notes	5.850%	12/15/25	50,000	53,032
Devon Energy Corp., Senior Notes	5.000%	6/15/45	30,000	26,427
Ecopetrol SA, Senior Notes	5.875%	5/28/45	100,000	94,422
Enterprise Products Operating LLC, Senior Notes	4.150%	10/16/28	30,000	29,849
Exxon Mobil Corp., Senior Notes	3.043%	3/1/26	50,000	48,778
Kinder Morgan Energy Partners LP, Senior Notes	3.950%	9/1/22	50,000	49,976
MEG Energy Corp., Senior Notes	6.375%	1/30/23	30,000	28,350	(a)
MPLX LP, Senior Notes	4.875%	6/1/25	40,000	40,367
MPLX LP, Senior Notes	4.800%	2/15/29	20,000	19,951

See Notes to Financial Statements.

10	Western Asset Total Return ETF 2018 Annual Report

Western Asset Total Return ETF

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
MPLX LP, Senior Notes	4.700%	4/15/48	30,000	$26,055
MPLX LP, Senior Notes	5.500%	2/15/49	10,000	9,727
Noble Energy Inc., Senior Notes	3.850%	1/15/28	50,000	45,206
Occidental Petroleum Corp., Senior Notes	3.125%	2/15/22	50,000	49,719
Occidental Petroleum Corp., Senior Notes	4.200%	3/15/48	20,000	19,115
Petrobras Global Finance BV, Senior Notes	5.750%	2/1/29	220,000	203,500
Petroleos Mexicanos, Senior Notes	6.625%	6/15/35	100,000	87,300
Range Resources Corp., Senior Notes	4.875%	5/15/25	40,000	32,800
Schlumberger Holdings Corp., Senior Notes	3.000%	12/21/20	40,000	39,653	(a)
Shell International Finance BV, Senior Notes	4.000%	5/10/46	50,000	48,283
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	5.000%	1/15/28	40,000	36,200
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	7.850%	2/1/26	40,000	48,356
Williams Cos. Inc., Senior Notes	7.750%	6/15/31	30,000	36,239
Total Oil, Gas & Consumable Fuels				1,607,267
Total Energy				1,655,716
Financials — 8.7%
Banks — 6.7%
Banco Santander SA, Senior Notes	3.848%	4/12/23	200,000	194,333
Bank of America Corp., Senior Notes	5.000%	1/21/44	70,000	72,441
Bank of America Corp., Senior Notes (3.004% to 12/20/22 then 3 mo. USD LIBOR + 0.790%)	3.004%	12/20/23	100,000	97,201	(b)
Bank of America Corp., Senior Notes (3.970% to 3/05/28 then 3 mo. USD LIBOR + 1.070%)	3.970%	3/5/29	150,000	145,806	(b)
Citigroup Inc., Senior Notes	4.650%	7/23/48	80,000	78,185
Citigroup Inc., Senior Notes (4.075% to 4/23/28 then 3 mo. USD LIBOR + 1.192%)	4.075%	4/23/29	50,000	48,647	(b)
Citigroup Inc., Subordinated Notes	5.500%	9/13/25	70,000	73,457
Citigroup Inc., Subordinated Notes	4.450%	9/29/27	50,000	48,191
HSBC Holdings PLC, Senior Notes (4.583% to 6/19/28 then 3 mo. USD LIBOR + 1.535%)	4.583%	6/19/29	200,000	198,248	(b)
JPMorgan Chase & Co., Senior Notes (4.023% to 12/5/23 then 3 mo. USD LIBOR + 1.000%)	4.023%	12/5/24	40,000	40,318	(b)
JPMorgan Chase & Co., Senior Notes (4.203% to 7/23/28 then 3 mo. USD LIBOR + 1.260%)	4.203%	7/23/29	100,000	99,696	(b)
JPMorgan Chase & Co., Subordinated Notes	4.125%	12/15/26	50,000	48,784
JPMorgan Chase & Co., Subordinated Notes	4.950%	6/1/45	40,000	40,565
Lloyds Banking Group PLC, Senior Notes	4.375%	3/22/28	200,000	189,738
Royal Bank of Canada, Senior Notes	3.200%	4/30/21	50,000	49,995

See Notes to Financial Statements.

Western Asset Total Return ETF 2018 Annual Report	11

Schedule of investments (cont’d)

December 31, 2018

Western Asset Total Return ETF

Security	Rate	Maturity Date	Face Amount†	Value
Banks — continued
Toronto-Dominion Bank, Senior Notes	3.250%	6/11/21	50,000	$50,205
Wells Fargo & Co., Senior Notes (3.584% to 5/22/27 then 3 mo. USD LIBOR + 1.310%)	3.584%	5/22/28	100,000	96,008	(b)
Wells Fargo & Co., Subordinated Notes	4.300%	7/22/27	50,000	49,183
Wells Fargo & Co., Subordinated Notes	4.750%	12/7/46	70,000	67,399
Total Banks				1,688,400
Capital Markets — 1.4%
Goldman Sachs Group Inc., Senior Notes (2.876% to 10/31/21 then 3 mo. USD LIBOR + 0.821%)	2.876%	10/31/22	80,000	77,697	(b)
Goldman Sachs Group Inc., Senior Notes (3.814% to 4/23/28 then 3 mo. USD LIBOR + 1.158%)	3.814%	4/23/29	140,000	130,708	(b)
Goldman Sachs Group Inc., Senior Notes (4.223% to 5/1/28 then 3 mo. USD LIBOR + 1.301%)	4.223%	5/1/29	10,000	9,624	(b)
Goldman Sachs Group Inc., Subordinated Notes	5.150%	5/22/45	80,000	74,811
Morgan Stanley, Senior Notes (3.772% to 1/24/28 then 3 mo. USD LIBOR + 1.140%)	3.772%	1/24/29	70,000	66,974	(b)
Total Capital Markets				359,814
Consumer Finance — 0.2%
American Express Credit Corp., Senior Notes	2.375%	5/26/20	50,000	49,476
Diversified Financial Services — 0.2%
DAE Funding LLC, Senior Notes	5.750%	11/15/23	40,000	39,600	(a)
Insurance — 0.2%
American International Group Inc., Senior Notes	3.750%	7/10/25	50,000	47,872
Total Financials				2,185,162
Health Care — 3.3%
Biotechnology — 0.3%
Celgene Corp., Senior Notes	3.875%	8/15/25	30,000	28,880
Celgene Corp., Senior Notes	5.000%	8/15/45	20,000	18,494
Gilead Sciences Inc., Senior Notes	4.150%	3/1/47	30,000	27,634
Total Biotechnology				75,008
Health Care Equipment & Supplies — 0.4%
Abbott Laboratories, Senior Notes	3.750%	11/30/26	50,000	49,380
Becton Dickinson and Co., Senior Notes	3.363%	6/6/24	50,000	48,024
Total Health Care Equipment & Supplies				97,404
Health Care Providers & Services — 2.2%
Anthem Inc., Senior Notes	3.650%	12/1/27	70,000	66,880
Centene Corp., Senior Notes	4.750%	1/15/25	20,000	19,100
Cigna Corp., Senior Notes	4.375%	10/15/28	80,000	80,447	(a)
CVS Health Corp., Senior Notes	3.350%	3/9/21	50,000	49,857

See Notes to Financial Statements.

12	Western Asset Total Return ETF 2018 Annual Report

Western Asset Total Return ETF

Security	Rate	Maturity Date	Face Amount†	Value
Health Care Providers & Services — continued
CVS Health Corp., Senior Notes	4.300%	3/25/28	110,000	$107,537
CVS Health Corp., Senior Notes	5.050%	3/25/48	40,000	38,904
DaVita Inc., Senior Notes	5.000%	5/1/25	30,000	27,225
HCA Inc., Senior Secured Notes	5.250%	6/15/26	40,000	39,700
Humana Inc., Senior Notes	3.950%	3/15/27	50,000	48,849
Medtronic Global Holdings SCA, Senior Notes	3.350%	4/1/27	50,000	48,974
UnitedHealth Group Inc., Senior Notes	5.700%	10/15/40	30,000	35,454
Total Health Care Providers & Services				562,927
Pharmaceuticals — 0.4%
Allergan Funding SCS, Senior Notes	4.750%	3/15/45	30,000	28,478
Johnson & Johnson, Senior Notes	3.625%	3/3/37	30,000	28,857
Teva Pharmaceutical Finance Co. BV, Senior Notes	3.650%	11/10/21	40,000	37,899
Teva Pharmaceutical Finance IV LLC, Senior Notes	2.250%	3/18/20	10,000	9,731
Total Pharmaceuticals				104,965
Total Health Care				840,304
Industrials — 2.6%
Aerospace & Defense — 0.6%
Lockheed Martin Corp., Senior Notes	3.550%	1/15/26	50,000	49,615
Northrop Grumman Corp., Senior Notes	3.250%	1/15/28	50,000	46,650
United Technologies Corp., Senior Notes	4.125%	11/16/28	50,000	49,535
Total Aerospace & Defense				145,800
Building Products — 0.1%
Standard Industries Inc., Senior Notes	4.750%	1/15/28	40,000	33,600	(a)
Commercial Services & Supplies — 0.3%
Cintas Corp. No 2, Senior Notes	2.900%	4/1/22	50,000	49,182
United Rentals North America Inc., Senior Notes	4.875%	1/15/28	40,000	35,100
Total Commercial Services & Supplies				84,282
Electrical Equipment — 0.2%
Eaton Corp., Senior Notes	2.750%	11/2/22	50,000	48,630
Industrial Conglomerates — 0.3%
General Electric Co., Senior Notes	6.875%	1/10/39	60,000	62,730
Machinery — 0.1%
Allison Transmission Inc., Senior Notes	4.750%	10/1/27	40,000	35,600	(a)
Road & Rail — 0.2%
Union Pacific Corp., Senior Notes	4.500%	9/10/48	50,000	49,302
Transportation Infrastructure — 0.8%
DP World Ltd., Senior Notes	5.625%	9/25/48	200,000	188,000	(a)
Total Industrials				647,944

See Notes to Financial Statements.

Western Asset Total Return ETF 2018 Annual Report	13

Schedule of investments (cont’d)

December 31, 2018

Western Asset Total Return ETF

Security	Rate	Maturity Date	Face Amount†	Value
Information Technology — 1.7%
IT Services — 0.2%
Visa Inc., Senior Notes	3.150%	12/14/25	50,000	$49,134
Software — 0.9%
Microsoft Corp., Senior Notes	2.400%	2/6/22	20,000	19,770
Microsoft Corp., Senior Notes	3.300%	2/6/27	160,000	158,480
salesforce.com Inc., Senior Notes	3.250%	4/11/23	50,000	50,257
Total Software				228,507
Technology Hardware, Storage & Peripherals — 0.6%
Apple Inc., Senior Notes	2.450%	8/4/26	50,000	46,212
Dell International LLC/EMC Corp., Senior Secured Notes	3.480%	6/1/19	100,000	99,704	(a)
Total Technology Hardware, Storage & Peripherals				145,916
Total Information Technology				423,557
Materials — 0.9%
Metals & Mining — 0.9%
ArcelorMittal, Senior Notes	6.250%	2/25/22	50,000	52,850
Barrick North America Finance LLC, Senior Notes	5.750%	5/1/43	50,000	52,517
BHP Billiton Finance USA Ltd., Senior Notes	5.000%	9/30/43	40,000	43,700
Freeport-McMoRan Inc., Senior Notes	6.875%	2/15/23	40,000	41,250
Glencore Funding LLC, Senior Notes	4.000%	3/27/27	50,000	45,549	(a)
Total Materials				235,866
Utilities — 0.8%
Electric Utilities — 0.8%
FirstEnergy Corp., Senior Notes	4.250%	3/15/23	40,000	40,640
FirstEnergy Corp., Senior Notes	7.375%	11/15/31	80,000	101,084
Pacific Gas & Electric Co., Senior Notes	3.500%	10/1/20	10,000	9,529
Pacific Gas & Electric Co., Senior Notes	6.050%	3/1/34	50,000	46,328
Total Utilities				197,581
Total Corporate Bonds & Notes (Cost — $8,013,264)				7,862,684
Mortgage-Backed Securities — 30.3%
FHLMC — 4.6%
Federal Home Loan Mortgage Corp. (FHLMC), Gold	3.000%	10/1/46-5/1/47	249,990	244,213
Federal Home Loan Mortgage Corp. (FHLMC), Gold	4.000%	9/1/48	491,060	500,726
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.000%	9/1/48-1/1/49	399,645	418,910
Total FHLMC				1,163,849
FNMA — 16.0%
Federal National Mortgage Association (FNMA)	3.525%	2/1/29	170,000	170,106	(c)(d)
Federal National Mortgage Association (FNMA)	3.500%	1/1/34-1/1/49	1,000,000	1,005,918	(e)

See Notes to Financial Statements.

14	Western Asset Total Return ETF 2018 Annual Report

Western Asset Total Return ETF

Security	Rate	Maturity Date	Face Amount†		Value
FNMA — continued
Federal National Mortgage Association (FNMA)	3.000%	1/15/34-1/1/49	600,000		$593,949	(e)
Federal National Mortgage Association (FNMA)	3.000%	4/1/47	88,654		86,584
Federal National Mortgage Association (FNMA)	4.000%	11/1/48	598,212		609,932
Federal National Mortgage Association (FNMA)	5.000%	11/1/48	294,844		309,639
Federal National Mortgage Association (FNMA)	4.000%	1/1/49	200,000		203,875	(e)
Federal National Mortgage Association (FNMA)	4.500%	1/1/49	1,000,000		1,035,488	(e)
Total FNMA					4,015,491
GNMA — 9.7%
Government National Mortgage Association (GNMA) II	3.000%	11/20/47-12/20/47	800,000		788,009
Government National Mortgage Association (GNMA) II	4.500%	6/20/48	195,623		202,624
Government National Mortgage Association (GNMA) II	4.500%	1/20/49	1,000,000		1,034,746	(e)
Government National Mortgage Association (GNMA) II	5.000%	1/20/49	400,000		416,297	(e)
Total GNMA					2,441,676
Total Mortgage-Backed Securities (Cost — $7,548,896)					7,621,016
U.S. Government & Agency Obligations — 15.6%
U.S. Government Obligations — 15.6%
U.S. Treasury Bonds	3.375%	5/15/44	240,000		255,619
U.S. Treasury Bonds	3.000%	5/15/45	710,000		708,641
U.S. Treasury Bonds	3.125%	5/15/48	660,000		672,530
U.S. Treasury Bonds	3.000%	8/15/48	630,000		627,022
U.S. Treasury Bonds	3.375%	11/15/48	330,000		352,894
U.S. Treasury Notes	1.875%	8/31/22	350,000		342,508
U.S. Treasury Notes	2.000%	2/15/25	220,000		212,807
U.S. Treasury Notes	3.000%	9/30/25	600,000		615,398
U.S. Treasury Notes	2.875%	8/15/28	20,000		20,309
U.S. Treasury Notes	3.125%	11/15/28	100,000		103,727
Total U.S. Government & Agency Obligations (Cost — $3,739,565)					3,911,455
Sovereign Bonds — 8.9%
Argentina — 0.6%
Argentina POM Politica Monetaria, Bonds (Argentina Central Bank 7 Day Repo Reference Rate)	59.031%	6/21/20	750,000	ARS	21,513	(b)
Argentine Republic Government International Bond, Senior Notes	4.625%	1/11/23	150,000		118,500
Total Argentina					140,013

See Notes to Financial Statements.

Western Asset Total Return ETF 2018 Annual Report	15

Schedule of investments (cont’d)

December 31, 2018

Western Asset Total Return ETF

Security	Rate	Maturity Date	Face Amount†		Value
Brazil — 2.0%
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/21	1,100,000	BRL	$296,716
Brazilian Government International Bond, Senior Notes	5.000%	1/27/45	250,000		218,378
Total Brazil					515,094
Egypt — 0.8%
Egypt Government International Bond, Senior Notes	5.577%	2/21/23	200,000		189,532	(a)
Indonesia — 0.7%
Indonesia Government International Bond, Senior Notes	4.350%	1/11/48	200,000		182,324
Kuwait — 0.8%
Kuwait International Government Bond, Senior Notes	3.500%	3/20/27	200,000		198,869	(a)
Mexico — 3.0%
Mexican Bonos, Bonds	6.500%	6/9/22	4,660,000	MXN	222,066
Mexican Bonos, Bonds	8.000%	11/7/47	2,550,000	MXN	116,943
Mexican Bonos, Senior Notes	7.750%	11/13/42	6,300,000	MXN	282,464
Mexico Government International Bond, Senior Notes	4.750%	3/8/44	150,000		136,350
Total Mexico					757,823
Russia — 1.0%
Russian Federal Bond — OFZ, Bonds	7.050%	1/19/28	20,000,000	RUB	262,208
Total Sovereign Bonds (Cost — $2,321,456)					2,245,863
Collateralized Mortgage Obligations (f) — 6.8%
Alternative Loan Trust, 2005-81 A1 (1 mo. USD LIBOR + 0.280%)	2.786%	2/25/37	254,801		229,328	(b)
BANK, 2018-BN13 A5	4.217%	8/15/61	220,000		227,757
BENCHMARK Mortgage Trust, 2018-B2 A5	3.882%	2/15/51	250,000		255,210
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2017-DNA1 M2 (1 mo. USD LIBOR + 3.250%)	5.756%	7/25/29	250,000		262,945	(b)
Federal National Mortgage Association (FNMA) — CAS, 2015-C03, 1M2 (1 mo. USD LIBOR + 5.000%)	7.506%	7/25/25	89,254		98,519	(b)
Federal National Mortgage Association (FNMA) — CAS, 2017-C05, 1M2 (1 mo. USD LIBOR + 2.200%)	4.706%	1/25/30	125,000		125,242	(b)
Wells Fargo Commercial Mortgage Trust, 2018-C44, A5	4.212%	5/15/51	500,000		516,183
Total Collateralized Mortgage Obligations (Cost — $1,725,992)					1,715,184

			Shares
Investments in Underlying Funds — 2.8%
Invesco Senior Loan ETF (Cost — $750,196)			32,350		704,583

See Notes to Financial Statements.

16	Western Asset Total Return ETF 2018 Annual Report

Western Asset Total Return ETF

	Security	Rate	Maturity Date	Face Amount†	Value
	Asset-Backed Securities — 1.8%
	Hertz Vehicle Financing II LP, 2018-1A A	3.290%	2/25/24	125,000	$123,955	(a)
	RASC Series Trust, 2005-KS12, M1 (1 mo. USD LIBOR + 0.440%)	2.946%	1/25/36	210,824	210,643	(b)
	SLM Student Loan Trust, 2006-10, A6 (3 mo. USD LIBOR + 0.150%)	2.640%	3/25/44	125,000	121,566	(b)
	Total Asset-Backed Securities (Cost — $452,838)				456,164
	U.S. Treasury Inflation Protected Securities — 1.6%
	U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/42	110,000	111,681
	U.S. Treasury Notes, Inflation Indexed	0.625%	4/15/23	300,000	300,335
Total U.S. Treasury Inflation Protected Securities (Cost — $412,325)					412,016

		Expiration Date	Contracts	Notional Amount†
	Purchased Options — 0.0%
	Exchange-Traded Purchased Options — 0.0%
	Euro-Bund Futures, Call @ 172.00 EUR	2/22/19	24	2,400,000	823
	U.S. Treasury 5-Year Notes Futures, Put @ $106.50	2/22/19	76	76,000	0	(g)
	U.S. Treasury Long-Term Bonds Futures, Put @ $140.00	1/25/19	23	23,000	1,438
Total Exchange-Traded Purchased Options					2,261

	Counterparty
	OTC Purchased Options — 0.0%
U.S. Dollar/Canadian Dollar, Put @1.29 CAD	Goldman Sachs Group Inc.	1/11/19	190,000	190,000	0	(g)
Total Purchased Options (Cost — $13,594)					2,261
Total Investments before Short-Term Investments (Cost — $24,978,126)					24,931,226

		Rate		Shares
	Short-Term Investments — 17.6%
	Dreyfus Government Cash Management Fund, Institutional Shares (Cost — $4,422,231)	2.471%		4,422,231	4,422,231
Total Investments — 116.7% (Cost — $29,400,357)					29,353,457
Liabilities in Excess of Other Assets — (16.7)%					(4,191,849)
Total Net Assets — 100.0%					$25,161,608

†	Face amount/notional amount denominated in U.S. dollars, unless otherwise noted.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(b)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

See Notes to Financial Statements.

Western Asset Total Return ETF 2018 Annual Report	17

Schedule of investments (cont’d)

December 31, 2018

Western Asset Total Return ETF

(c)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (Note 1).

(d)	Security is valued using significant unobservable inputs (Note 1).

(e)	This security is traded on a to-be-announced (“TBA”) basis. At December 31, 2018, the Fund held TBA securities with a total cost of $4,259,781.

(f)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(g)	Value is less than $1.

Abbreviations used in this schedule:

ARS	— Argentine Peso

BRL	— Brazilian Real

CAD	— Canadian Dollar

CAS	— Connecticut Avenue Securities

ETF	— Exchange-Traded Fund

EUR	— Euro

LIBOR	— London Interbank Offered Rate

MXN	— Mexican Peso

RUB	— Russian Ruble

Schedule of Written Options
Exchange-Traded Written Options
	Security	Expiration Date	Strike Price		Contracts	Notional Amount†	Value
	U.S. Treasury 10-Year Notes Futures, Call	2/22/19	$122.50		14	14,000	$7,875
	U.S. Treasury Long-Term Bonds Futures, Put	1/25/19	140.00		9	9,000	1,828
	U.S. Treasury Long-Term Bonds Futures, Call	1/25/19	142.00		7	7,000	29,094
	U.S. Treasury Long-Term Bonds Futures, Put	1/25/19	135.00		7	7,000	109
	U.S. Treasury Long-Term Bonds Futures, Call	1/25/19	145.00		5	5,000	8,594
	U.S. Treasury Long-Term Bonds Futures, Put	1/25/19	143.00		1	1,000	250
Total Exchange-Traded Written Options (Premiums received — $19,566)							$47,750
OTC Written Options

	Counterparty
U.S. Dollar/Mexican Peso, Put (Premiums received — $1,458)	Citibank N.A.	1/30/19	19.50	MXN	117,000	117,000	$1,213
Total Written Options (Premiums received — $21,024)							$48,963

†	Face amount/notional amount denominated in U.S. dollars, unless otherwise noted.

See Notes to Financial Statements.

18	Western Asset Total Return ETF 2018 Annual Report

Western Asset Total Return ETF

At December 31, 2018, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
90-Day Eurodollar	25	6/20	$6,048,482	$6,094,062	$45,580
90-Day Eurodollar	41	12/19	9,923,474	9,978,375	54,901
Euro-BTP	4	03/19	544,912	584,470	39,558
U.S. Treasury 5-Year Notes	134	03/19	15,144,967	15,368,125	223,158
U.S. Treasury Ultra Long-Term Bonds	2	03/19	315,410	321,313	5,903
					369,100
Contracts to Sell:
Euro-Bund	24	03/19	$4,425,351	$4,486,817	$(61,466)
Japanese 10-Year Bonds	1	03/19	1,383,911	1,389,783	(5,872)
U.S. Treasury 10-Year Notes	45	03/19	5,358,661	5,490,703	(132,042)
U.S. Treasury Ultra 10-Year Notes	6	03/19	755,286	780,469	(25,183)
					(224,563)
Net unrealized appreciation on open futures contracts					$144,537

At December 31, 2018, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
ARS	1,050,000	USD	24,221	Citibank N.A.	1/18/19	$2,913
BRL	1,350,000	USD	347,169	Citibank N.A.	1/18/19	707
CAD	1,440,000	USD	1,125,492	Citibank N.A.	1/18/19	(70,646)
COP	300,350,000	USD	99,229	Citibank N.A.	1/18/19	(6,810)
EUR	54,510	USD	62,110	Citibank N.A.	1/18/19	303
GBP	190,000	USD	248,425	Citibank N.A.	1/18/19	(6,212)
IDR	3,197,060,000	USD	211,376	Citibank N.A.	1/18/19	10,513
INR	10,930,000	USD	146,476	Citibank N.A.	1/18/19	9,746
JPY	42,620,000	USD	376,768	Citibank N.A.	1/18/19	12,265
MXN	12,530,000	USD	657,505	Citibank N.A.	1/18/19	(23,143)
RUB	5,900,000	USD	88,976	Citibank N.A.	1/18/19	(4,159)
USD	248,225	CNY	1,720,000	Citibank N.A.	1/18/19	(2,308)
USD	34,271	EUR	30,000	Citibank N.A.	1/18/19	(78)
USD	57,760	EUR	50,000	Citibank N.A.	1/18/19	511
USD	1,328	JPY	150,000	Citibank N.A.	1/18/19	(41)
USD	1,341	JPY	150,000	Citibank N.A.	1/18/19	(28)
USD	1,803	JPY	200,000	Citibank N.A.	1/18/19	(22)
USD	2,226	JPY	250,000	Citibank N.A.	1/18/19	(56)
USD	2,245	JPY	250,000	Citibank N.A.	1/18/19	(37)
USD	4,469	JPY	500,000	Citibank N.A.	1/18/19	(95)

See Notes to Financial Statements.

Western Asset Total Return ETF 2018 Annual Report	19

Schedule of investments (cont’d)

December 31, 2018

Western Asset Total Return ETF

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	198,065	PHP	10,850,000	Citibank N.A.	1/18/19	$(7,916)
ZAR	720,000	USD	49,510	Citibank N.A.	1/18/19	428
USD	15,639	MXN	300,000	Goldman Sachs Group Inc.	1/18/19	450
USD	65,939	MXN	1,300,000	Goldman Sachs Group Inc.	1/18/19	123
Total						$(83,592)

Abbreviations used in this table:

ARS	— Argentine Peso

BRL	— Brazilian Real

CAD	— Canadian Dollar

CNY	— Chinese Yuan Renminbi

COP	— Colombian Peso

EUR	— Euro

GBP	— British Pound

IDR	— Indonesian Rupiah

INR	— Indian Rupee

JPY	— Japanese Yen

MXN — Mexican Peso

PHP	— Philippine Peso

RUB	— Russian Ruble

USD	— United States Dollar

ZAR	— South African Rand

At December 31, 2018, the Fund had the following open swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAPS
	Notional Amount*		Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
	30,500,000	MXN	4/5/21	28-Day TIIE-Banxico every 28 days	7.351% every 28 days	$(18,581)	$(21,830)
	256,000	GBP	10/26/21	1.271% semi-annually	6-Month GBP LIBOR semi-annually	117	(148)
	1,257,000	GBP	10/30/21	1.385% annually	3-Month GBP LIBOR annually	(452)	(1,446)
	2,395,000		12/18/21	3-Month LIBOR quarterly	3.230% semi-annually	3,745	28,090
	1,416,000		8/31/22	3-Month LIBOR quarterly	2.850% semi-annually	(14,061)	27,535
	2,692,000		3/20/24	3-Month LIBOR quarterly	Daily Federal Funds Effective Rate + 0.310% quarterly	85	4,578
	526,000		12/18/29	3.300% semi-annually	3-Month LIBOR quarterly	(2,712)	(21,623)
	524,000		2/15/36	3-Month LIBOR quarterly	3.000% semi-annually	301	10,156
	296,000		5/15/44	3.000% semi-annually	3-Month LIBOR quarterly	229	(7,116)
Total						$(31,329)	$18,196

See Notes to Financial Statements.

20	Western Asset Total Return ETF 2018 Annual Report

Western Asset Total Return ETF

OTC INTEREST RATE SWAPS
Swap Counterparty	Notional Amount		Termination Date	Payments Made by the Fund†	Payments Received by the Fund†		Upfront Premiums Paid (Received)	Unrealized Appreciation
Citibank N.A.	3,450,000	BRL	1/2/20	BRL-CDI**	8.410	%**	$5,361	$16,798

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]
Reference Entity	Notional Amount[2]		Termination Date	Periodic Payments Received by the Fund†	Market Value[3]		Upfront Premiums Paid (Received)	Unrealized Depreciation
Markit CDX.NA.IG.31 Index	$620,000		12/20/23	1.000% quarterly	$3,441		$5,186	$(1,745)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION[4]
Reference Entity	Notional Amount[2]		Termination Date	Periodic Payments Made by the Fund†	Market Value[3]		Upfront Premiums Paid (Received)	Unrealized Appreciation
Markit CDX.NA.HY.31 Index	$500,000		12/20/23	5.000% quarterly	$(9,966)		$(35,031)	$25,065

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected loss (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

[4]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

†	Percentage shown is an annual percentage rate.

*	Notional amount denominated in U.S. dollars, unless otherwise noted.

**	One time payment made at termination date.

See Notes to Financial Statements.

Western Asset Total Return ETF 2018 Annual Report	21

Schedule of investments (cont’d)

December 31, 2018

Western Asset Total Return ETF

Abbreviations used in this table:

BRL	— Brazilian Real

GBP	— British Pound

LIBOR	— London Interbank Offered Rate

MXN	— Mexican Peso

TIIE	— Equilibrium Interbanking Interest Rate (Tasa de Interés Interbancaria de Equilibrio)

See Notes to Financial Statements.

22	Western Asset Total Return ETF 2018 Annual Report

Statement of assets and liabilities

December 31, 2018

Assets:
Investments, at value (Cost — $29,400,357)	$29,353,457
Cash	656
Foreign currency, at value (Cost — $164,854)	168,078
Receivable for securities sold	604,561
Interest and dividends receivable	187,599
Deposits with brokers for open futures contracts and exchange-traded options	111,687
Foreign currency collateral for open futures contracts and exchange-traded options, at value (Cost — $108,783)	109,579
Unrealized appreciation on forward foreign currency contracts	37,959
Deposits with brokers for centrally cleared swap contracts	79,377
OTC swaps, at value (premiums paid — $5,361)	22,159
Receivable from broker — variation margin on open futures contracts	18,247
Foreign currency collateral for centrally cleared swaps, at value (Cost — $934)	947
Receivable from broker — variation margin on centrally cleared swap contracts	775
Total Assets	30,695,081

Liabilities:
Payable for securities purchased	5,353,435
Unrealized depreciation on forward foreign currency contracts	121,551
Written options, at value (premiums received — $21,024)	48,963
Investment management fee payable	9,524
Total Liabilities	5,533,473
Total Net Assets	$25,161,608

Net Assets:
Par value (Note 5)	$10
Paid-in capital in excess of par value	24,999,990
Total distributable earnings (loss)	161,608
Total Net Assets	$25,161,608

Shares Outstanding	1,000,000

Net Asset Value	$25.16

See Notes to Financial Statements.

Western Asset Total Return ETF 2018 Annual Report	23

Statement of operations

For the Period Ended December 31, 2018†

Investment Income:
Dividends	$9,945
Interest	218,691
Total Investment Income	228,636

Expenses:
Investment management fee (Note 2)	29,635
Total Expenses	29,635
Less: Fee waivers and/or expense reimbursements (Note 2)	(2,419)
Net Expenses	27,216
Net Investment Income	201,420

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(367)
Futures contracts	(23,794)
Written options	56,850
Swap contracts	10,931
Forward foreign currency contracts	(131)
Foreign currency transactions	3,690
Net Realized Gain	47,179
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(46,900)
Futures contracts	144,537
Written options	(27,939)
Swap contracts	58,314
Forward foreign currency contracts	(83,592)
Foreign currencies	4,589
Change in Net Unrealized Appreciation (Depreciation)	49,009
Net Gain on Investments, Futures Contracts, Written Options, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	96,188
Increase in Net Assets From Operations	$297,608

†	For the period October 3, 2018 (inception date) to December 31, 2018.

See Notes to Financial Statements.

24	Western Asset Total Return ETF 2018 Annual Report

Statement of changes in net assets

For the Period Ended December 31,	2018[1]

Operations:
Net investment income	$201,420
Net realized gain	47,179
Change in net unrealized appreciation (depreciation)	49,009
Increase in Net Assets From Operations	297,608

Distributions to Shareholders From (Note 1):
Total distributable earnings	(136,000)
Decrease in Net Assets From Distributions to Shareholders	(136,000)

Fund Share Transactions (Note 5):
Net proceeds from sale of shares (1,000,000 shares issued)	25,000,000
Increase in Net Assets From Fund Share Transactions	25,000,000
Increase in Net Assets	25,161,608

Net Assets:
Beginning of period	—
End of period	$25,161,608

[1]	For the period October 3, 2018 (inception date) to December 31, 2018.

See Notes to Financial Statements.

Western Asset Total Return ETF 2018 Annual Report	25

Financial highlights

For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
2018[1,2]

Net asset value, beginning of period	$25.00

Income from operations:
Net investment income	0.20
Net realized and unrealized gain	0.10
Total income from operations	0.30

Less distributions from:
Net investment income	(0.14)
Total distributions	(0.14)

Net asset value, end of period	$25.16
Total return, based on NAV[3]	1.19%

Net assets, end of period (000s)	$25,162

Ratios to average net assets:
Gross expenses[4,5]	0.49%
Net expenses[4,5]	0.45
Net investment income[4]	3.33

Portfolio turnover rate[6]	18%

[1]	For the period October 3, 2018 (inception date) to December 31, 2018.

[2]	Per share amounts have been calculated using the average shares method.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest expenses, taxes, brokerage expenses, future 12b-1 fees (if any), acquired fund fees and expenses, extraordinary expenses and the management fee payable to LMPFA under the investment management agreement, to the average net assets did not exceed 0.45%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

[6]	Excluding mortgage dollar rolls transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 97% for the period ended December 31, 2018.

See Notes to Financial Statements.

26	Western Asset Total Return ETF 2018 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Total Return ETF (the “Fund”) is a separate diversified investment series of Legg Mason ETF Investment Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Fund is an actively managed exchange-traded fund (“ETF”). ETFs are funds that trade like other publicly-traded securities. Unlike shares of a mutual fund, which can be bought from and redeemed by the issuing fund by all shareholders at a price based on net asset value (“NAV”), shares of the Fund may be directly purchased from and redeemed by the Fund at NAV solely by certain large institutional investors who have entered into agreements with the Fund’s distributor (“Authorized Participants”). Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

Shares of the Fund are listed and traded at market prices on NASDAQ. The market price for the Fund’s shares may be different from the Fund’s NAV. The Fund issues and redeems shares at NAV only in blocks of a specified number of shares or multiples thereof (“Creation Units”). Only Authorized Participants may purchase or redeem Creation Units directly with the Fund at NAV. Creation Units generally are issued and redeemed in cash. However, Creation Units may also be issued and redeemed partially in-kind for a basket of securities and partially in cash. Except when aggregated in Creation Units, shares of the Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares directly from the Fund at NAV.

The Fund seeks to maximize total return, consistent with prudent investment management and liquidity needs.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the

Western Asset Total Return ETF 2018 Annual Report	27

Notes to financial statements (cont’d)

primary market or exchange on which they trade. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will use the currency exchange rates, generally determined as of 4:00 p.m. (London Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

28	Western Asset Total Return ETF 2018 Annual Report

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)		Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$7,862,684		—	$7,862,684
Mortgage-backed securities	—	7,450,910		$170,106	7,621,016
U.S. government & agency obligations	—	3,911,455		—	3,911,455
Sovereign bonds	—	2,245,863		—	2,245,863
Collateralized mortgage obligations	—	1,715,184		—	1,715,184
Investments in underlying funds	$704,583	—		—	704,583
Asset-backed securities	—	456,164		—	456,164
U.S. treasury inflation protected securities	—	412,016		—	412,016
Purchased options:
Exchange-traded purchased options	$2,261	—		—	$2,261
OTC purchased options	—	$0	*	—	0	*
Total long-term investments	706,844	24,054,276		170,106	24,931,226
Short-term investments†	4,422,231	—		—	4,422,231
Total investments	$5,129,075	$24,054,276		$170,106	$29,353,457

Western Asset Total Return ETF 2018 Annual Report	29

Notes to financial statements (cont’d)

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$369,100	—	—	$369,100
Forward foreign currency contracts	—	$37,959	—	37,959
Centrally cleared interest rate swaps	—	70,359	—	70,359
Centrally cleared credit default swaps on credit indices — buy protection	—	25,065	—	25,065
OTC interest rate swaps‡	—	22,159	—	22,159
Total other financial instruments	$369,100	$155,542	—	$524,642
Total	$5,498,175	$24,209,818	$170,106	$29,878,099

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Written options:
Exchange-traded written options	$47,750	—	—	$47,750
OTC written options	—	$1,213	—	1,213
Futures contracts	224,563	—	—	224,563
Forward foreign currency contracts	—	121,551	—	121,551
Centrally cleared interest rate swaps	—	52,163	—	52,163
Centrally cleared credit default swaps on credit indices — sell protection	—	1,745	—	1,745
Total	$272,313	$176,672	—	$448,985

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

‡	Value includes any premium paid or received with respect to swap contracts.

(b) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(c) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in

30	Western Asset Total Return ETF 2018 Annual Report

the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at the specified option exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of purchase, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the net asset value of the Fund. The potential for loss related to writing call options is unlimited. The potential for loss related to writing put options is limited only by the aggregate strike price of the put option less the premium received.

(e) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes or in an attempt to increase the Fund’s return. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily

Western Asset Total Return ETF 2018 Annual Report	31

Notes to financial statements (cont’d)

changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge exposure of bond positions or in an attempt to increase the Fund’s return. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without delivery of foreign currency.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(g) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in

32	Western Asset Total Return ETF 2018 Annual Report

segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of December 31, 2018, the total notional value of all credit default swaps to sell protection was $620,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the period ended December 31, 2018, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Western Asset Total Return ETF 2018 Annual Report	33

Notes to financial statements (cont’d)

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, receive a fixed rate and pay a floating rate, or receive and pay a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the

34	Western Asset Total Return ETF 2018 Annual Report

cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. This risk is mitigated by the posting of collateral by the coun-terparty to the Fund to cover the Fund’s exposure to the counterparty.

(h) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(i) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(j) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(k) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into

Western Asset Total Return ETF 2018 Annual Report	35

Notes to financial statements (cont’d)

U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(l) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(m) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign

36	Western Asset Total Return ETF 2018 Annual Report

investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(n) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while

Western Asset Total Return ETF 2018 Annual Report	37

Notes to financial statements (cont’d)

collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of December 31, 2018, the Fund held OTC written options and forward foreign currency contracts with credit related contingent features which had a net liability position of $122,764. If a contingent feature would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparty.

(o) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration of exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(p) Distributions to shareholders. Distributions from net investment income are declared and paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(q) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2018, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(r) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current period, the Fund had no reclassifications.

38	Western Asset Total Return ETF 2018 Annual Report

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company, LLC (formerly, Western Asset Management Company) (“Western Asset”), is the Fund’s subadvisor and Western Asset Management Company Pte. Ltd. in Singapore (“Western Asset Singapore”), Western Asset Management Company Ltd in Japan (“Western Asset Japan”) and Western Asset Management Company Limited in London (“Western Asset London”) are the Fund’s sub-subadvisers. LMPFA, Western Asset, Western Asset Singapore, Western Asset Japan and Western Asset London are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. The Fund is responsible for paying interest expenses, taxes, brokerage expenses, future 12b-1 fees (if any), acquired fund fees and expenses, extraordinary expenses and the management fee payable to LMPFA under the investment management agreement.

Under the investment management agreement and subject to the general supervision of the Fund’s Board of Trustees, LMPFA provides or causes to be furnished all investment management, supervisory, administrative and other services reasonably necessary for the operation of the Fund, including certain distribution services (provided pursuant to a separate distribution agreement) and investment advisory services (provided pursuant to separate subadvisory agreements) under a unitary fee structure. The Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.49% of the Fund’s average daily net assets.

LMPFA has agreed to waive fees and/or reimburse investment management fees so that the ratio of total annual fund operating expenses will not exceed 0.45% of the Fund’s average daily net assets (subject to the same exclusions as the investment management agreement). This arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees consent.

During the period ended December 31, 2018, fees waived and/or expenses reimbursed amounted to $2,419.

As compensation for its subadvisory services, LMPFA pays Western Asset monthly 70% of the management fee paid by the Fund to LMPFA, net of (i) all fees and expenses incurred by LMPFA under the investment management agreement (including without limitation any subadvisory fee paid to another subadviser to the Fund) and (ii) expense waivers, if any, and reimbursements. Western Asset pays Western Asset Singapore, Western Asset Japan and Western Asset London a monthly subadvisory fee in an amount equal to 100% of the management fee paid to Western Asset on the assets that Western Asset allocates to each such non-U.S. subadviser to manage.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the distributor of Creation Units for the Fund on an agency basis.

Western Asset Total Return ETF 2018 Annual Report	39

Notes to financial statements (cont’d)

The Fund’s Board of Trustees has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan, the Fund is authorized to pay service and/or distribution fees calculated at an annual rate of up to 0.25% of its average daily net assets. No service and/or distribution fees are currently paid by the Fund, and there are no current plans to impose these fees.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the period ended December 31, 2018, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$16,016,986	$31,865,864
Sales	3,697,701	19,417,183

At December 31, 2018, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost/Premiums Paid (Received)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$29,400,638	$313,318	$(360,499)	$(47,181)
Swap contracts	(55,813)	112,222	(53,908)	58,314
Written options	(21,024)	7,809	(35,748)	(27,939)
Futures contracts	—	369,100	(224,563)	144,537
Forward foreign currency contracts	—	37,959	(121,551)	(83,592)

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2018.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk		Credit Risk	Total
Purchased options[2]	$2,261	$0	*	—	$2,261
Futures contracts[3]	369,100	—		—	369,100
OTC swap contracts[4]	22,159	—		—	22,159
Centrally cleared swap contracts[5]	70,359	—		$25,065	95,424
Forward foreign currency contracts	—	37,959		—	37,959
Total	$463,879	$37,959		$25,065	$526,903

40	Western Asset Total Return ETF 2018 Annual Report

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Written options	$47,750	$1,213	$—	$48,963
Futures contracts[3]	224,563	—	—	224,563
Centrally cleared swap contracts[5]	52,163	—	$1,745	53,908
Forward foreign currency contracts	—	121,551	—	121,551
Total	$324,476	$122,764	$1,745	$448,985

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[4]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

[5]

Includes cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

*	Amount represents less than $1.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended December 31, 2018. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	$(39,893)	—	—	$(39,893)
Written options	56,850	—	—	56,850
Futures contracts	(23,794)	—	—	(23,794)
Swap contracts	12,770	—	$(1,839)	10,931
Forward foreign currency contracts	—	$(131)	—	(131)
Total	$5,933	$(131)	$(1,839)	$3,963

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	$(9,395)	$(1,938)	—	$(11,333)
Written options	(28,184)	245	—	(27,939)
Futures contracts	144,537	—	—	144,537
Swap contracts	34,994	—	$23,320	58,314
Forward foreign currency contracts	—	(83,592)	—	(83,592)
Total	$141,952	$(85,285)	$23,320	$79,987

[1]	The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in the Statement of Operations.

Western Asset Total Return ETF 2018 Annual Report	41

Notes to financial statements (cont’d)

During the period ended December 31, 2018, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$19,435
Written options	37,714
Futures contracts (to buy)	34,626,474
Futures contracts (to sell)	13,743,055
Forward foreign currency contracts (to buy)	3,343,077
Forward foreign currency contracts (to sell)	607,660

Average Notional Balance
Interest rate swap contracts	$10,757,854
Credit default swap contracts (to buy protection)	500,000
Credit default swap contracts (to sell protection)	281,667

The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of December 31, 2018.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)[2]	Net Amount[3,4]
Citibank N.A.	$59,545	$(122,764)	$(63,219)	—	$(63,219)
Goldman Sachs Group Inc.	573	—	573	—	573
Total	$60,118	$(122,764)	$(62,646)	—	$(62,646)

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[3]	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

[4]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

5. Fund share transactions

At December 31, 2018, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. Fund shares are issued and redeemed by the Fund only in Creation Units or Creation Unit aggregations, where 100,000 shares of the Fund constitute a Creation Unit. Such transactions are generally on a cash basis. However, Creation Units may also be issued and redeemed partially in-kind for a basket of securities and partially in cash. Transactions in capital shares of the Fund are disclosed in detail in the Statement of Changes in Net Assets. Authorized Participants are subject to standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Creations and redemptions for cash (when cash creations and redemptions are available or specified) may be subject to an additional variable fee.

42	Western Asset Total Return ETF 2018 Annual Report

6. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal period ended December 31, 2018 was as follows:

2018
Distributions paid from:
Ordinary income	$136,000

As of December 31, 2018, the components of distributable earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$139,142
Undistributed long-term capital gains — net	183,849
Total undistributed earnings	322,991
Other book/tax temporary differences(a)	(210,111)
Unrealized appreciation (depreciation)(b)	48,728
Total distributable earnings (loss)	$161,608

(a)

Other book/tax temporary differences are attributable to the tax deferral of losses on straddles and the realization for tax purposes of unrealized gains (losses) on certain futures, options and foreign currency contracts.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

7. Recent accounting pronouncement

In August 2018, the Securities and Exchange Commission released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the Fund adopted the Final Rule with the most notable impacts being that the Fund is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statements of Changes in Net Assets. The tax components of distributable earnings and distributions to shareholders continue to be disclosed within the Notes to Financial Statements.

Western Asset Total Return ETF 2018 Annual Report	43

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason ETF Investment Trust and

Shareholders of Western Asset Total Return ETF

Opinion on the financial statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Total Return ETF (one of the funds constituting Legg Mason ETF Investment Trust, referred to hereafter as the “Fund”) as of December 31, 2018, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period October 3, 2018 (commencement of operations) through December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, and the results of its operations, changes in its net assets, and the financial highlights for the period October 3, 2018 (commencement of operations) through December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

February 25, 2019

We have served as the auditor of one or more investment companies in Legg Mason investment company group since at least 1973. We have not been able to determine the specific year we began serving as auditor.

44	Western Asset Total Return ETF 2018 Annual Report

Board approval of management and subadvisory agreements (unaudited)

At a meeting of the Trust’s Board of Trustees, the Board considered the initial approval for a two-year period of the management agreement pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, the sub-advisory agreement pursuant to which Western Asset Management Company, LLC (“Western Asset”) provides day-to-day management of the Fund’s portfolio, and the sub-sub-advisory agreements pursuant to which Western Asset Management Company Limited (“Western Asset London”), Western Asset Management Company Ltd (“Western Asset Japan”) and Western Asset Management Company Pte. Ltd. (“Western Asset Singapore” and collectively with Western Asset, Western Asset London and Western Asset Japan, the “Sub-Advisers”) provide certain sub-sub-advisory services relating to currency transactions and investments in non-U.S. dollar-denominated securities and related foreign currency instruments. (The management agreement, sub-advisory agreement and sub-sub-advisory agreements are collectively referred to as the “Agreements.”) The Manager and the Sub-Advisers are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Advisers. The Independent Trustees requested and received information from the Manager and the Sub-Advisers they deemed reasonably necessary for their review of the Agreements and the services to be provided by the Manager and the Sub-Advisers. Included was information about the Manager, the Sub-Advisers and the Fund’s distributor, as well as the management, sub-advisory and distribution arrangements for the Fund.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its prospective shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services to be provided to the fund under the management agreement, sub-advisory agreement and sub-sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services to be provided to the Fund by the Manager and the Sub-Advisers under the respective Agreements. The Trustees also considered the Manager’s supervisory activities over the Sub-Advisers. In addition, the Independent Trustees received and considered other information regarding the administrative and other services to be rendered to the Fund by the Manager, including services specific to the Fund’s operation as an exchange-traded fund. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of other funds in the Legg Mason fund complex, and the Manager’s role in coordinating the activities of the Sub-Advisers and the Fund’s other service providers. The Board’s evaluation of the services to be provided by the Manager and the Sub-Advisers took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager

Western Asset Total Return ETF	45

Board approval of management and subadvisory agreements (unaudited) (cont’d)

and the Sub-Advisers and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own expanded compliance programs and the compliance program to be implemented for the Fund specific to the Fund’s operation as an exchange-traded fund. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team that would be primarily responsible for the day-to-day portfolio management of the Fund. The Trustees then discussed with representatives of management the portfolio management strategy of the Fund’s portfolio managers. The Trustees noted that the Manager and the Sub-Advisers were committed to providing the resources necessary to assist the Fund’s portfolio managers in managing the Fund. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board considered the division of responsibilities among the Manager and the Sub-Advisers and the oversight provided by the Manager. The Board also considered the arrangements for communication and processing of orders for creations and redemptions of Fund shares. In addition, management also reported to the Board on, among other things, its business plans regarding exchange-traded funds, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services expected to be provided under the respective Agreement by the Manager and the Sub-Advisers.

Fund performance

Because the Fund had not commenced operations and the Manager and the Sub-Advisers were newly-appointed, the Trustees could not consider their investment performance in managing the Fund’s portfolio as a factor in evaluating the Agreements during the meeting. The Trustees discussed with representatives of the Manager the investment strategy to be employed by the Manager and the Sub-Advisers in the management of the Fund’s assets. The Trustees noted the reputation and experience of the Manager and the Sub-Advisers, as well as the respective portfolio managers’ experience. The Board determined that these factors also supported a decision to approve the Agreements.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee rate (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services expected to be provided by the

46	Western Asset Total Return ETF

Manager and the Sub-Advisers, respectively. The Board noted that the Manager, and not the Fund, pays the sub-advisory fees to the Sub-Advisers and, accordingly, that the retention of the Sub-Advisers would not increase the fees and expenses to be incurred by the Fund. The Board also noted that the Manager will pay all fund expenses, other than the Contractual Management Fee and certain other expenses, and will provide the Fund with regulatory compliance and administrative services, office facilities and Fund officers (including the Fund’s chief financial, chief legal and chief compliance officers), and that the Manager will coordinate and oversee the provision of services to the Fund by other fund service providers, including the Sub-Advisers. Because of the Fund’s “unitary fee” structure, the Board recognized that the Fund’s fees and expenses will vary within a much smaller range and the Manager will bear the risk that Fund expenses may increase over time. On the other hand, the Board noted that it is possible that the Manager could earn a profit on the fees charged under the management agreement and would benefit from any price decreases in third-party services covered by the management agreement.

Management also discussed with the Board the Fund’s proposed distribution arrangements, including how the Fund’s distributor would market the Fund. Additionally, the Board received and considered information about the Fund’s fees and expenses, along with information about management fees and operating expenses of other funds, including exchange-traded funds that do not have a unitary fee structure such as that proposed for the Fund, which showed that the Fund’s Contractual Management Fee was competitive with the management fees paid by such other funds.

Manager profitability

Because the Fund had not commenced operations and the Manager and the Sub-Advisers were newly-appointed, the Trustees could not consider the profitability of the Manager and the Sub-Advisers and their affiliates in providing services to the Fund as a factor in evaluating the Agreements during the meeting.

Economies of scale

The Board discussed any economies of scale or other efficiencies that may result from increases in the Fund’s assets. The Board noted that the Fund’s management agreement did not provide for any breakpoints in the Fund’s Contractual Management Fee to the extent the assets of the Fund increase. The Board noted that should material economies of scale exist in the future, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future. The Board also noted that there are various ways to share potential economies of scale with Fund shareholders and that it appeared that the benefits of any economies of scale would be appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative expense information and the nature, extent and quality of the services expected to be provided to the Fund under the Agreements.

Western Asset Total Return ETF	47

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Other benefits to the manager

The Board considered other benefits expected to be received by the Manager and its affiliates, including the Sub-Advisers, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders. In light of the expected costs of providing investment management and other services to the Fund and the Manager’s commitment to the Fund, the other ancillary benefits that the Manager and its affiliates expect to receive were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreements.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements.

48	Western Asset Total Return ETF

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset Total Return ETF (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†

Paul R. Ades

Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

Andrew L. Breech

Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

Dwight B. Crane

Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

Western Asset Total Return ETF	49

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† cont’d

Althea L. Duersten

Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (2007 to 2011)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

Frank G. Hubbard

Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Fealds, Inc. (business development) (since 2016); formerly, President, Avatar International Inc. (business development) (1998 to 2015)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

Howard J. Johnson

Year of birth	1938
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000 (Chairman since 2013)
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

Jerome H. Miller

Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

50	Western Asset Total Return ETF

Independent Trustees† cont’d

Ken Miller

Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

Thomas F. Schlafly

Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Senior Counsel (since 2017) and formerly, Partner (2009 to 2016), Thompson Coburn LLP (law firm)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)

Interested Trustee and Officer

Jane Trust, CFA[3]

Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Senior Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2018); Managing Director of Legg Mason & Co. (2016 to 2018); Officer and/or Trustee/Director of 146 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	137
Other board memberships held by Trustee during past five years	None

Western Asset Total Return ETF	51

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers

Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Jenna Bailey Legg Mason 100 First Stamford Place, 5th Floor, Stamford, CT 06902

Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)

52	Western Asset Total Return ETF

Additional Officers cont’d

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

Richard F. Sennett Legg Mason 100 International Drive, Baltimore, MD 21202

Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Western Asset Total Return ETF	53

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d

Christopher Berarducci Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1974
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2015); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Vice President of Legg Mason & Co. (2011 to 2015); Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended the (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

54	Western Asset Total Return ETF

Western

Asset Total Return ETF

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Frank G. Hubbard

Howard J. Johnson

Chairman

Jerome H. Miller

Ken Miller

Thomas F. Schlafly

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company, LLC†

Western Asset Management Company Limited

Western Asset Management Company Ltd.

Western Asset Management Company Pte. Ltd.

Custodian

The Bank of New York Mellon

†	Prior to May 2, 2018, known as Western Asset Management Company

Transfer agent

BNY Mellon Investment Servicing

(US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Western Asset Total Return ETF

The Fund is a separate investment series of Legg Mason ETF Investment Trust, a Maryland statutory trust.

Western Asset Total Return ETF

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/etf and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Total Return ETF. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2019 Legg Mason Investors Services, LLC

Member FINRA, SIPC

www.leggmason.com

© 2019 Legg Mason Investor Services, LLC Member FINRA, SIPC

ETFF483609 2/19 SR19-3558

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Dwight B. Crane possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Dwight B. Crane as the Audit Committee’s financial expert Dwight B. Crane is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last fiscal year ending December 31, 2018 (the “Reporting Period”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Period, were $0 in December 31, 2018.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2018.

(c) Tax Fees. The aggregate fees billed in the Reporting Period for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in December 31, 2018. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Period that required pre-approval by the Audit Committee.

d) All Other Fees.

The aggregate fees billed in the Reporting Period for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason ETF Investment Trust, were $0 in December 31, 2018.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason ETF Investment Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason ETF Investment Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2017 and December 31, 2018; Tax Fees were 100% and 100% for December 31, 2017 and December 31, 2018; and Other Fees were 100% and 100% for December 31, 2017 and December 31, 2018.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason ETF Investment Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason ETF Investment Trust during the reporting period were $678,000 in December 31, 2018.

(h) Yes. Legg Mason ETF Investment Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason ETF Investment Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades
Andrew L. Breech
Dwight B. Crane
Althea L. Duersten
Frank G. Hubbard
Howard J. Johnson
Jerome H. Miller
Ken Miller
Thomas F. Schlafly

b) Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)   The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)   There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason ETF Investment Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: March 7, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: March 7, 2019

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date: March 7, 2019